SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported):  May 21, 1996



                          Commission file number 1-7244



                         BALLY ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)



                     Delaware                           36-2512405
          (State or other jurisdiction of            (I.R.S. Employer
          incorporation or organization)            Identification No.)



   8700 West Bryn Mawr Avenue, Chicago, Illinois           60631
     (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (312) 399-1300
















                                   Page 1 of 2
                             Exhibit Index on Page 2

                         BALLY ENTERTAINMENT CORPORATION
                                    FORM 8-K
                                 Current Report


Item 5.     Other Events

            At the Annual Meeting of Stockholders of Bally Entertainment Corporation (the "Company") held on May 21, 1996, the Company's stockholders approved an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value 66-2/3 cents from 80,000,000 to 120,000,000.

            On May 23, 1996, the Company announced that it will redeem all of its outstanding Series D Convertible Exchangeable Preferred Stock on June 24, 1996. A copy of the news release describing this redemption is attached as Exhibit 99 hereto and is incorporated herein by reference.

  Item 7.   Financial Statements and Exhibits

            c.   Exhibits

                 99  News Release of Registrant dated May 23, 1996





                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       BALLY ENTERTAINMENT CORPORATION
                                   ---------------------------------------
                                                 Registrant


Date: May 28, 1996                            /s/ John W. Dwyer
                                  ----------------------------------------
                                                John W. Dwyer
                                   Vice President and Corporate Controller






















                                   Page 2 of 2